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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 20, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Delaware                       1-10218                13-3489233
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)
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                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS.

On June 20, 2006, Collins & Aikman Corporation, together with its domestic debtor subsidiaries (collectively, the "Debtor"), filed their Monthly Operating Report covering the fiscal month of May 2006 and the period from May 17, 2005 to May 28, 2006 (the "Monthly Operating Report") with the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court"). A copy of certain financial information included in the Monthly Operating Report is attached as Exhibit 99.1 to this Form 8-K. The complete Monthly Operating Report can be found at http://www.kccllc.net/cna.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report does not include financial information regarding the Company's foreign affiliates or non-debtor subsidiaries. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

The foregoing information, including Exhibit 99.1, are being furnished under
Item 8.01 of Form 8-K. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman Corporation specifically incorporates the information by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 22, 2006

                                        COLLINS & AIKMAN CORPORATION


                                        By: /s/ John Boken
                                            ------------------------------------
                                        Name: John Boken
                                        Title: Chief Restructuring Officer

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
-----------                               -----------
99.1 Certain Financial Information from the Monthly Operating Report of Collins & Aikman Corporation and its domestic subsidiaries for the fiscal month of May 2006 and the period from May 17, 2005 to May 28, 2006, filed with the United States Bankruptcy Court for the Eastern District of Michigan on June 20, 2006.
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